UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No._)

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ADVANCED SERIES TRUST
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Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Small-Cap Growth Portfolio
655 Broad Street
6th Floor

Newark, New Jersey 07102

Information Statement

February 10, 2023

To the Shareholders:

At a meeting held on March 8-9, 2022, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) for the AST Small-Cap Growth Portfolio (the Portfolio). Effective September 12, 2022, Driehaus Capital Management LLC (Driehaus), Massachusetts Financial Services Company (MFS), and Victory Capital Management Inc. (Victory Capital, and together with Driehaus and MFS, the New Subadvisers) were added as new subadvisers to serve alongside the Portfolio’s existing subadvisers, Emerald Mutual Fund Advisers Trust (Emerald) and UBS Asset Management (Americas) Inc. (UBS).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers. Prior to September 12, 2022, Emerald and UBS served as subadvisers to the Portfolio. The New Subadvisory Agreements became effective September 12, 2022. The New Subadvisor Agreements will not affect the subadvisory agreements with Emerald and UBS. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

ASTSCGIS2

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Small-Cap Growth Portfolio
655 Broad Street
6th Floor
Newark, New Jersey 07102

Information Statement

February 10, 2023

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Small-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as investment managers to the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio (the New Subadvisory Agreements). At a meeting held on March 8-9, 2022, the Board, including a majority of the Trustees who are not parties to the New Subadvisory Agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreements. Effective September 12, 2022, Driehaus Capital Management LLC (Driehaus), Massachusetts Financial Services Company (MFS) and Victory Capital Management Inc. (Victory Capital) (Victory Capital and together with Driehaus and MFS, the New Subadvisers) were added as new subadvisers to serve alongside Emerald Mutual Fund Advisers Trust (Emerald) and UBS Asset Management (Americas) Inc. (UBS), as the subadvisers to the Portfolio. Prior to September 12, 2022, Emerald and UBS served as the sole subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointment of the New Subadvisers to serve alongside Emerald and UBS as subadvisers to the Portfolio and will not affect the subadvisory agreements with Emerald or UBS (the Existing Subadvisory Agreements, and collectively with the New Subadvisory Agreements, the Subadvisory Agreements).

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreement and the subadvisory agreement between the Manager, Emerald and UBS was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2022 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about February 15, 2023 to shareholders invested in the Portfolio as of September 12, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

Approval of the New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), at a meeting of the Board of Trustees (the Board) of the Advanced Series Trust (AST) held on March 8-9, 2022, the Board considered presentations from PGIM Investments LLC and AST Investment Services, Inc. (together, the Manager) concerning proposed changes to the AST Small-Cap Growth Portfolio (the Portfolio) including: (i) adding Driehaus Capital Management LLC (Driehaus), Massachusetts Financial Services Company (MFS), and Victory Capital Management Inc. (Victory, and together with Driehaus and MFS, the New Subadvisers) as additional subadvisers to the Portfolio pursuant to new subadvisory agreements (each new subadvisory agreement, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements), to serve alongside Emerald Mutual Fund Advisers Trust (Emerald) and UBS Asset Management (Americas) Inc. (UBS, and together with Emerald and the New Subadvisers, the Subadvisers); (ii) revising the investment strategy of the Portfolio, and (iii) changing the Portfolio’s primary and secondary benchmark indexes.

In advance of the Board meeting, the Board requested and received materials relating to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

At such meeting, the Board, including a majority of the trustees who are not parties to the New Subadvisory Agreements or interested persons of any such party, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) approved the New Subadvisory Agreements after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers at the Board meeting, or in advance of, the Board meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers, were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Subadvisory Agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Emerald and UBS under the existing subadvisory agreements for the Portfolio (the Existing Subadvisory Agreements, and collectively with the New Subadvisory Agreements, the Subadvisory Agreements), and those that would be provided by each of the New Subadvisers under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Existing Subadvisory Agreements, and those that would be provided to the Portfolio by the Subadvisers under the New Subadvisory Agreements, were similar in that the Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio’s policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers, and the background information that it had reviewed regarding each of the New Subadvisers, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio under the New Subadvisory Agreements.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered hypothetical and comparative performance information of the repositioned Portfolio, including composite performance information of the Portfolio based on the New Subadviser additions and allocations, as well as a comparison of such performance information against the Portfolio’s benchmark indices and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information of the New Subadvisers as part of future annual contract renewals.

Subadvisory Fees

The Board considered the proposed subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since neither of the New Subadvisers is affiliated with the Manager, the revenues derived by the New Subadvisers under the New Subadvisory Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including each of the New Subadvisers, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Subadvisory Agreements.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that the subadvisory fee schedules for the New Subadvisers under each New Subadvisory Agreement contains breakpoints that reduce the subadvisory fee rate paid by the Manager to each New Subadviser on assets above specified levels in each sleeve. The subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio’s expense ratios. The Board noted that it would consider economies of scale information as part of future annual reviews of the Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the repositioning. The Board concluded that any potential benefits to be derived by each of the New Subadvisers, and their respective affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST Portfolios.

The Board also concluded that any potential benefits to be derived by each of the New Subadvisers were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST Portfolios, which are reviewed on an annual basis, and which were considered at the June 2021 Board meeting in connection with the renewal of the subadvisory agreements for other AST Portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds.

The Board noted that it would review ancillary benefits in connection with future annual reviews of the Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A, Exhibit B, and Exhibit C respectively.

Information about the New Subadvisers

Driehaus Capital Management LLC (Driehaus) is an independent investment adviser based in Chicago, Illinois. Driehaus manages equity strategies and multi-asset alternative investment strategies on behalf of institutional and wealth management clients. Driehaus offers investment strategies managed by the four dedicated investment teams: US Growth Equities, International Growth Equities, Emerging Markets, and Alternative Investments. As of December 31, 2022, Driehaus had $12.672 billion in assets under management. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611.

Additional information about Driehaus is attached as Exhibit D.

Massachusetts Financial Services Company (MFS) is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $547 billion as of December 31, 2022.

Additional information about MSF is attached as Exhibit E.

Victory Capital Management Inc. (Victory Capital) is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (VCH), a publicly traded Delaware corporation. As of December 31, 2022, Victory Capital managed or advised assets in excess of $152.9 billion for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

Additional information about Victory Capital is attached as Exhibit F.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Existing Subadvisory Agreements. The Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Existing Subadvisory Agreements, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to the Subadvisers for the fiscal year ended December 31, 2022, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2022
Emerald Mutual Fund Advisers Trust	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million	$1,349,936
UBS Asset Management (Americas) Inc.	0.40% of average daily net assets	0.40% of average daily net assets	$1,079,216
Driehaus Capital Management LLC	N/A	0.45% of average daily net assets to $300 million; 0.40% of average daily net assets over $300 million	$286,201
Massachusetts Financial Services Company*	N/A	0.425% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million	$317,583
Victory Capital Management Inc.	N/A	0.46% of average daily net assets to $100 million; 0.43% of average daily net assets over $100 million but not exceeding $200 million; 0.40% of average daily net assets over $200 million but not exceeding $300 million; 0.35% of average daily net assets over $300 million	$278,033

*MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

-	AST Advanced Strategies Portfolio (sleeve managed by MFS)
-	AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS)
-	AST Balanced Asset Allocation Portfolio (sleeve managed by MFS)
-	AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS)
-	AST Preservation Asset Allocation Portfolio (sleeve managed by MFS)
-	AST Large-Cap Core Portfolio (sleeve managed by MFS)
-	AST Large-Cap Growth Portfolio (sleeve managed by MFS)
-	AST Large-Cap Value Portfolio (sleeve managed by MFS)
-	AST MFS Global Equity Portfolio
-	AST Mid-Cap Growth Portfolio (sleeve managed by MFS)
-	AST Mid-Cap Value Portfolio (sleeve managed by MFS)
-	AST Small-Cap Growth Portfolio (sleeve managed by MFS)
-	PSF Global Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

Each New Subadvisory Agreement provides, as does the Existing Subadvisory Agreements, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $283.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2022, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $116.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2022
AST Small-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million; 0.7225% on next $200 million of average daily net assets; 0.7125% on next $250 million of average daily net assets; 0.7025% on next $2.5 billion of average daily net assets; 0.6925% on next $2.75 billion of average daily net assets; 0.6625% on next $4 billion of average daily net assets; 0.6425% over $10 billion of average daily net assets	$5,920,489

*The Manager has contractually agreed to waive 0.004% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 6th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Small-Cap Growth Portfolio	$2,051,776

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Small-Cap Growth Portfolio	$811,909

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: February 10, 2023

Exhibit A

ADVANCED SERIES TRUST

AST Small-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of August, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Driehaus Capital Management LLC, a Delaware limited liability company (Driehaus or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio investments and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Co-Managers.

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund’s and/or Co-Managers’ Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers’ interviews with Employees and others involved in the matter, and make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser’s information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide services to the portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust’s portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 25 East Erie Street, Chicago, IL 60611, Attention: General Counsel.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin
Name: Timothy S. Cronin
Title: President

Driehaus Capital Management LLC

By: /s/ Janet McWilliams
Name: Janet McWilliams
Title: General Counsel

SCHEDULE A
ADVANCED SERIES TRUST

As compensation for services provided by Driehaus Capital Management LLC (Driehaus), PGIM Investments LLC and AST Investment Services, Inc. will pay Driehaus a subadvisory fee on the net assets managed by Driehaus that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Small-Cap Growth Portfolio	0.45% of average daily net assets to $300 million; 0.40% of average daily net assets over $300 million

* In the event Driehaus invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Driehaus will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Driehaus with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: August 26, 2022

Exhibit B

ADVANCED SERIES TRUST

AST Small-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 22nd day of August, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, “Applicable Law”). Subject to the Co-Managers’ oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser’s books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust’s Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13-F reflecting the Trust’s securities holdings with respect to such portion of the Trust’s portfolio delegated to the Subadviser unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser’s duties hereunder to the Subadviser, the Subadviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust’s status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser’s management of the Trust’s assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission (“CFTC”) and National Futures Association (the “NFA”) as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the “CEA”), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser’s transactions with respect to the investments and securities held in the Trust’s portfolio and the performance of the Trust’s portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio in accordance with the Subadviser’s proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action. The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust’s portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust’s portfolio investments and determining the Trust’s net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust’s valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust’s pricing agent or valuation designee as set forth under the 1940 Act and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser). The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, CUSIP number, SEDOL and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act. The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a “restricted person” under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members. The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser’s most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B. Co-Managers hereby consent to electronic delivery of Subadviser’s Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust’s portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.” Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b). At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s employees and/or agents who require such access in order to provide the services to the Co-Managers.

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust’s and/or Co-Managers’ Confidential Information and any of the Trust’s and/or the Co-Managers’ Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust’s or Co-Managers’ Confidential Information that has occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co-Managers and the Co-Managers’ designated representatives throughout the investigation of the Security Incident. The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser’s relevant staff who can provide information concerning Subadviser’s information processing premises and records; and (b) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide advisory services (“Service Provider”) to the portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust’s portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust’s portfolio as delegated to the Subadviser by the Co-Managers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser’s duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust’s registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin
Name: Timothy S. Cronin
Title: President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Amrit Kanwal
Name: Amrit Kanwal
Title: Executive Vice President

SCHEDULE A
ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee* on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Small-Cap Growth Portfolio	0.425% of average daily net assets to $250 million; and 0.400% of average daily net assets over $250 million.

* In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: August 22, 2022

Exhibit C

ADVANCED SERIES TRUST

AST Small-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of August, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Victory Capital Management Inc., a New York corporation (Victory Capital or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments, instruments, and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust as provided to it by the Co-Managers (the Trust Documents) and with the reasonable instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, (the “Code”), provided that compliance with the Code shall be solely with respect to the assets of the Trust under the Subadviser’s management and based solely upon information provided by the Trust’s administrator, custodian and other service providers, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) that relate to the Subadviser, provided that the Subadviser is required by law or regulation to be the preparer and filer of such reports. Unless otherwise agreed in writing by the Subadviser, the obligations of the Subadviser under the Code are limited to the Trust’s compliance with the diversification requirements of Section 817(h) of the Code and the related rules and regulations promulgated thereunder (“Section 817(h)”) with respect to the assets of the Trust under management of the Subadviser. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants selected by Subadviser, including any broker or dealer affiliated with the Co-Managers or the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other investments or instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall, to the extent by applicable law, maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(v) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it to the extent applicable under Rule 31a-l under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation during Subadviser’s normal business hours with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(vi) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(c) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(d) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance policies and procedures to ensure its compliance with the 1940 Act, the CEA (if applicable), the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g) The Subadviser shall be responsible for the voting or abstaining from voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio pursuant to the Subadviser’s proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers, and notified in advance to the Subadviser. Notwithstanding the foregoing, the Trust and not the Subadviser shall be responsible for any and all filings in connection with class action lawsuits and securities litigation.

(h) Upon reasonable request from the Co-Managers, the Subadviser will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued, provided that (i) the Subadviser shall not be deemed a substitute for any independent pricing and/or valuation committee of the Trust pursuant to the Trust’s fair valuation policies and procedures, and (ii) none of the information which the Subadviser provides to the Co-Managers shall be deemed to be the official books and records of the Trust for tax, accounting or other purposes.

(i) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Co-Managers acknowledge that Subadviser does not guarantee investment results. The Co-Managers further recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Co-Managers in any way or otherwise be deemed an agent of the Trust or the Co-Managers except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser and its affiliates shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian, or any broker-dealer or other third party in the absence of Subadviser’s willful misfeasance, bad faith or gross negligence. The Co-Managers, severally and jointly, shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. (a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.”

The parties each certify that (i) its treatment of the disclosing party’s Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the disclosing party, or to any person who may be identified by Confidential Information. A party shall immediately notify the other party if it is in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s employees who require such access in order to provide the services to the Co-Managers.

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund’s and/or Co-Managers’ Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

The Subadviser shall notify the Co-Managers of confirmed material cybersecurity incidents per Victory Capital’s data security and incident response plan, promptly and without unreasonable delay, but in no event more than 48 hours of confirmation of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Co-Managers’ Confidential Information (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers’ interviews with employees and others involved in the matter, and make available to the Co-Managers technical incident report(s) that include pertinent details of the Security Incident, including without limitation, as appropriate, screenshots of relevant available records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser’s information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

6. The Subadviser will not engage any third party to provide services to the portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers without the express consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust’s portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attention: Legal Department with copy to 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attention: Head of Client Service.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of this Agreement only for so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and within a reasonable amount of time and to the extent that continued use is not required by applicable laws, rules and regulations.

11. Notwithstanding any other provision of this Agreement, the Subadviser may include the performance of the Trust attributable to the time period Subadviser provided services under this Agreement as part of any composite performance information of the Subadviser; provided, however, that neither the Subadviser nor any of its affiliates may use the name symbol or any other logo, trademark, service mark or trade name of the Co-Managers, or any of their affiliates, and any derivatives of such without the express written consent of the relevant Co-Manager.

12. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: President

Victory Capital Management Inc.

By: /s/ Mike Policarpo
Name: Mike Policarpo
Title: President, CFO & CAO

SCHEDULE A
ADVANCED SERIES TRUST

As compensation for services provided by Victory Capital Management Inc. (Victory Capital), PGIM Investments LLC and AST Investment Services, Inc. will pay Victory Capital a subadvisory fee on the net assets managed by Victory Capital that is equal, on an annualized basis, to the following:

Portfolio	Subadvisory Fee*
AST Small-Cap Growth Portfolio

0.46% of average daily net assets to $100 million;
0.43% of average daily net assets over $100 million but not exceeding $200 million;
0.40% of average daily net assets over $200 million but not exceeding $300 million; and
0.35% of average daily net assets over $300 million

* In the event Victory Capital invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Victory Capital will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Victory Capital with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of August 26, 2022

Exhibit D

Management of Driehaus Capital Management LLC

Driehaus Capital Management LLC (Driehaus) is an independent investment adviser based in Chicago, Illinois. Driehaus manages equity strategies and multi-asset alternative investment strategies on behalf of institutional and wealth management clients. Driehaus offers investment strategies managed by the four dedicated investment teams: US Growth Equities, International Growth Equities, Emerging Markets, and Alternative Investments. As of December 31, 2022, Driehaus had $12.672 billion in assets under management. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611.

The table below lists the names, addresses, and positions of Driehaus’ principal executive officer and each of its directors.

Name & Address*	Position
Stephen Weber	Chief Executive Officer and President
Robert Kurinsky	Chief Financial Officer, Chief Operating Officer
Janet McWilliams	General Counsel
Thomas M. Seftenberg	Head of Global Distribution
Anne Kochevar	Chief Compliance Officer

* The principal mailing address of the principal executive officer and each director is 25 East Erie Street, Chicago, Illinois 60611.

Comparable Funds for which DRIEHAUS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Driehaus provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to Driehaus
Driehaus Small Cap Growth Fund (DVSMX/DNSMX)	$454	0.60% on all assets

Exhibit E

Massachusetts Financial Services Company

Massachusetts Financial Services Company (MFS) is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $547 billion as of December 31, 2022.

The table below lists the names, addresses, and positions of MFS’ principal executive officer and each of its directors.

Name & Address*	Position
Kevin D. Strain	Director of MFS, Director, President and Chief Executive Officer of Sun Life Financial
Manjit Singh	Director of MFS and Executive Vice President and Chief Financial Officer of Sun Life Financial
Melissa J. Kennedy	Director of MFS and Executive Vice President, Chief Legal Officer and Public Affairs of Sun Life Financial
Michael W. Roberge	Director, Chairman of the Board, Chair, and Chief Executive Officer of MFS[1]
Edward M. Maloney	Executive Vice President and Chief Investment Officer of MFS[1]
Carol W. Geremia	Director, President, and Head of Global Distribution of MFS[1]
Jonathan N. Aliber	Executive Vice President and Chief Technology Officer of MFS[1]
Amrit Kanwal	Director, Executive Vice President, and Chief Financial Officer of MFS[1]
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS[1]
Heidi W. Hardin	Executive Vice President, General Counsel, and Secretary of MFS[1]
Scott Chin	Treasurer of MFS[1]
Michelle Thompson-Dolberry	Executive Vice President and Chief Diversity, Equity and Inclusion Officer of MFS[1]
Rosa Licea-Mailloux	Chief Compliance Officer of MFS[1]

* The principal mailing address of the principal executive officer and each director is c/o MFS at 111 Huntington Avenue, Boston,

Massachusetts 02199.

1 Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds complex and/or officers or directors of certain

MFS non-U.S. investment companies.

Comparable Funds for which MFS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which MFS provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to MFS
MFS New Discovery Fund (Adviser: MFS Investment Management)	$2,228.7

0.90% of the fund's average daily net assets annually up to $1 billion; 0.80% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; 0.75% of the fund's average daily net assets annually in excess of $2.5 billion and up to $5 billion; and 0.70% of the fund's average daily net assets annually in excess of $5 billion

MFS New Discovery Series (Adviser: MFS Investment Management)	$661.9	0.90% of the fund's average daily net assets annually of the first $1 billion and 0.80% of the fund's average daily net assets annually in excess of $1 billion
Subadvised Fund Number 1 (Adviser: Adviser Number 1)	$261.8	0.425% of the fund's average daily net assets annually of the first $250 million and 0.40% of the fund's average daily net assets annually in excess of $250 million
Subadvised Fund Number 2 (Adviser: Adviser Number 2)	$19.4	0.425% of the fund's average daily net assets annually of the first $250 million and 0.40% of the fund's average daily net assets annually in excess of $250 million

Exhibit F

VICTORY CAPITAL MANAGEMENT INC.

Victory Capital Management Inc. (Victory Capital) is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (VCH), a publicly traded Delaware corporation. As of December 31, 2022, Victory Capital managed or advised assets in excess of $152.9 billion for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The table below lists the names, addresses, and positions of Victory Capitals’s principal executive officer and each of its directors.

Name & Address*	Position
David C. Brown	Chairman, Director, and Chief Executive Officer
Kelly S. Cliff	President—Investment Franchises, Director
Michael D. Policarpo	President, Chief Financial Officer and Chief Administrative Officer, Director
Nina Gupta	Chief Legal Officer and Secretary, Head of Human Resource Administration, Director

* The principal mailing address of the principal executive officer and each director is c/o Victory Capital Management Inc. at 15935 La Cantera Parkway, San Antonio, Texas 78256.

Comparable Funds for which VICTORY CAPITAL
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Victory Capital provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to Victory Capital
Victory RS Small Cap Growth Fund	$738.0	0.95%
Victory RS Small Cap Growth VIP Series	$70.9	0.75%
Subadvised Fund A	$444.1	0.35% (First $400M), 0.32% (Next $300M), 0.28% (Over $700M)
Subadvised Fund B	$60.9	0.55% (First $200M), 0.50% (Next $50M), 0.45% (Next $50M), 0.40% (Over $300M)

Exhibit G

Shareholder information

As of February 6, 2023, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 6, 2023, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Small-Cap Growth Portfolio	Advanced Series Trust AST Advanced Strategies Portfolio Attn: Edward Campbell	2 Gateway Ctr 6th Fl Newark NJ, 07102-5008	$1,266,198.761/6.97%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington St Newark NJ, 07102-0000	$5,330,045.096/29.34%
	PRUCO Life Insurance Company PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington St Newark NJ, 07102-0000	$1,021,180.891/5.62%
	Fortitude Life Insurance & Annuity	Ten Exchange Place Suite 2210 Jersey City NJ, 07302	$4,026,651.230/22.16%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ, 07102	$2,619,267.310/14.42%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ, 07102	$2,209,676.414/12.16%

Advanced Series Trust
AST Small-Cap Growth Portfolio

655 Broad Street
6th Floor
Newark, New Jersey 07102

Important Notice of internet availability
of Information Statement (the Notice)

The Information Statement referenced in this Notice is available at:
www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Small-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on March 8-9, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with Driehaus Capital Management LLC (Driehaus), Massachusetts Financial Services Company (MFS), and Victory Capital Management Inc. (Victory Capital, and together with Driehaus and MFS, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers. Prior to September 12, 2022, Emerald Mutual Fund Advisers Trust (Emerald) and UBS Asset Management (Americas) Inc. (UBS) served as subadvisers to the Portfolio. The New Subadvisory Agreements became effective September 12, 2022. The New Subadvisor Agreements will not affect the subadvisory agreements with Emerald and UBS. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding the New Subadvisers and the New Subadvisory Agreements.

This Notice is being mailed on or about February 15, 2023, to all shareholders of record as of the close of business on September 12, 2022. A copy of the Information Statement will remain on the Portfolio’s website until June 30, 2023.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until June 30, 2023. To ensure prompt delivery, you should make your request no later than June 26, 2023. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTSCGIS